CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Revenue
Research collaborations and contract revenues	$ 811
License and up-front fees	2,333
Total revenue	3,144
Expenses
Research and development, net	8,891
General and administrative	4,340
Total operating expenses	13,231
Loss from operations	(10,087)
Other income, net	309
Loss before income taxes	(9,778)
Net loss and comprehensive loss	$ (9,778)
Basic and diluted net loss per share (in dollars per share)	$ (1.98)
Weighted average number of shares used in computing net loss per share, basic and diluted (in shares)	4,944,184